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 T. ROWE PRICE
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International Series, Inc.

   T. Rowe Price International Stock Portfolio

 Supplement to prospectus dated May 1, 1999, and 2000. Please retain for use with your May 1, 2000, prospectus.
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 On April 11, 2000, T. Rowe Price Associates, Inc. ("T. Rowe Price") entered into an agreement with Robert Fleming Holdings, Ltd. and other related companies (collectively "Flemings") to purchase Flemings's 50% interest in Rowe Price-Fleming International, Inc. ("RPFI"), the investment adviser to the funds. As a result of the purchase, T. Rowe Price will own all of RPFI and have the right to elect all of its directors. The transaction is subject to the approval of several regulatory bodies outside the United States but, barring any unexpected developments, should be finalized no later than December 31, 2000. Because the transaction may be deemed to be a change in control of RPFI that would result in the termination of the investment management agreement between RPFI and the fund, we intend to seek the approval of the board of directors and shareholders of the fund of a new investment management agreement with RPFI. It is anticipated that any new investment management agreement would be identical in all material respects to the existing agreement with RPFI. We expect to hold shareholder meetings to vote on the new agreement in the second half of this year. Research agreements between RPFI and Flemings also will cease at the time the transaction becomes final. At that time, the parties may enter into a transition agreement under which research and other services will be provided to RPFI by Flemings.
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 The date of the above supplement is April 20, 2000.
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                                                                 C15-042 4/20/00